                                                                   EXHIBIT 10.12


THESE SECURITIES MAY NOT BE PUBLICLY OFFERED OR SOLD UNLESS AT THE TIME OF SUCH OFFER OR SALE, THE PERSON MAKING SUCH OFFER OR SALE DELIVERS A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933 FORMING A PART OF A REGISTRATION STATEMENT, OR POST-EFFECTIVE AMENDMENT THERETO, WHICH IS EFFECTIVE UNDER SAID ACT, UNLESS IN THE OPINION OF COUNSEL TO FIRST COASTAL SUCH OFFER AND SALE IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SAID ACT.

                                     WARRANT


                For the Purchase of [_______________] ([______])

                             Shares of Common Stock

                                       of

                            FIRST COASTAL BANCSHARES


      THIS IS TO CERTIFY, that, for value received, [_____________] (the "Holder") or registered assigns, is entitled, subject to the terms and conditions hereinafter set forth, on or after January [__], 2000 and at any time prior to 5:00 p.m., Los Angeles time, on January [__], 2004, but not thereafter, to purchase such number of shares (the "Shares") of common stock, no par value (the "Common Stock"), of First Coastal Bancshares, a California corporation ("First Coastal"), from First Coastal as is set forth above and upon payment to First Coastal of $[____] per Share (the "Exercise Price"), if and to the extent this Warrant is exercised, in whole or in part, during the period this Warrant remains in force, subject in all cases to adjustment as provided in Section 2 hereof, and to receive a certificate or certificates representing the Shares so purchased, upon presentation and surrender to First Coastal of this Warrant, with the form of subscription attached hereto, including changes thereto reasonably requested by First Coastal, duly executed, and accompanied by payment of the Exercise Price of each Share.

1.    TERMS OF THIS WARRANT.

      1.1 Time of Exercise. Subject to the provisions of Sections 1.5 and 3.1 hereof, this Warrant may be exercised at any time and from time to time after 9:00 a.m., Los Angeles time, on January [__], 2000, but no later than 5:00 p.m., Los Angeles time, on January [__], 2003, at which it shall become void, and all rights hereunder shall thereupon cease.

      1.2 Manner of Exercise.

            1.2.1 The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant with the form of subscription attached hereto duly executed, to First Coastal at its corporate office in El Segundo, California together with the full Exercise Price for each Share to be purchased in lawful money of the United States, or by certified check, bank draft or postal or express money order payable in United States dollars to the order of First Coastal, and upon compliance with and subject to the conditions set forth herein.

            1.2.2 Upon receipt of this Warrant with the form of subscription duly executed and accompanied by payment of the aggregate Exercise Price for the Shares for which this Warrant is then being exercised, First Coastal shall cause to be issued certificates for the total number of whole Shares for which this Warrant is being exercised in such denominations as are required for delivery to the Holder, and First Coastal shall thereupon deliver such certificates to the Holder or its nominee. Such payment shall be made either by check payable to the order of First Coastal or the Holder may elect to receive that number of Shares equal to the value (as determined below) of this Warrant, in which event First Coastal shall issue to the Holder the number of Shares determined by using the following formula:

                                       Y (A - B)
                             X = ---------------------
                                           A

      where X = the number of Shares to be issued to the Holder; Y = the total number of Shares subject to this Warrant; A = the current market value of one (1) Share; and B = the Exercise Price per Share. Certificates for the Shares so purchased shall be delivered to the Holders, at their respective addresses designated in the form of subscription, within a reasonable time, in no event exceeding five (5) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired or been exercised in full, a new Warrant representing the number of Shares (if any) with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time.

            1.2.3 In case the Holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, First Coastal shall execute a new Warrant for the balance of the Shares that may be purchased upon exercise of this Warrant and deliver such new Warrant to the Holder.

            1.2.4 First Coastal covenants and agrees that it will pay when due and payable any and all taxes which may be payable in respect of the issue of this Warrant, or the issue of any Shares upon the exercise of this Warrant. First Coastal shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Shares in a name other than that of the Holder at the time of surrender, and until the payment of such tax First Coastal shall not be required to issue such Shares.

      1.3 Exchange of Warrant. This Warrant may be split-up, combined or exchanged for another Warrant or Warrants of like tenor to purchase a like aggregate number of Shares. If the Holder desires to split-up, combine or exchange this Warrant, the Holder shall make such request in writing delivered to First Coastal at its corporate office and shall surrender this Warrant and any other Warrants to be so split-up, combined or exchanged. First Coastal shall then execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. First Coastal shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Holder to purchase upon exercise a fraction of a Share. First Coastal may require the Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

      1.4 Holder as Owner. Prior to due presentment for registration of transfer of this Warrant, First Coastal may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for the purpose of any exercise hereof and for all other purposes, and First Coastal shall not be affected by any notice to the contrary.

      1.5 Transfer and Assignment. Prior to one year from the date hereof, this Warrant may not be sold, hypothecated, exercised, assigned or transferred, except to individuals who are officers of the Holder or any successor to its business or pursuant to the laws of descent and distribution, and thereafter and until its expiration shall be assignable and transferable in accordance with and subject to the provisions of the Securities Act of 1933 and applicable state securities laws.

      1.6 Method of Assignment. Any assignment permitted hereunder shall be made by surrender of this Warrant to First Coastal at its principal office with the form of assignment attached hereto duly executed and funds sufficient to pay any transfer tax. In such event, First Coastal shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the corporate office of First Coastal together with a written notice signed by the Holder, specifying the names and denominations in which such new Warrants are to be issued.

      1.7 Rights of Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of First Coastal. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following shall occur:

            (a) First Coastal shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings as indicated by the accounting treatment of such dividend or distribution on the books of First Coastal; or

            (b) First Coastal shall offer to the holders of its Common Stock any additional shares of capital stock of First Coastal or securities convertible into or exchangeable for shares of capital stock of First Coastal, or any option, right or warrant to subscribe therefor; or

            (c) there shall be proposed any capital reorganization or reclassification of the Common Stock, or a sale of all or substantially all of the assets of First Coastal, or a consolidation or merger of First Coastal with another entity; or

            (d) there shall be proposed a voluntary or involuntary dissolution, liquidation or winding up of First Coastal;

then, in any one or more of said cases, First Coastal shall cause to be mailed to the Holder, at the

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earliest practicable time (and, in any event, not less than twenty (20) days before any record date or other date set for definitive action), written notice of the date on which the books of First Coastal shall close or a record shall be taken to determine the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the Shares and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of First Coastal, the right to exercise this Warrant shall terminate).

      Without limiting the obligation of First Coastal to provide notice to the Holder of actions hereunder, it is agreed that failure of First Coastal to give notice shall not invalidate such action of First Coastal.

      1.8 Lost Certificates. If this Warrant is lost, stolen, mutilated or destroyed, First Coastal shall, on such reasonable terms as to indemnity or otherwise as it may impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant, which shall thereupon become void. Any such new Warrant shall constitute an additional contractual obligation of First Coastal, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

      1.9 Covenants of First Coastal. First Coastal covenants and agrees as follows:

            1.9.1 At all times it shall reserve and keep available for the exercise of this Warrant such number of authorized shares of Common Stock as are sufficient to permit the exercise in full of this Warrant.

            1.9.2 Prior to the issuance of any Shares upon exercise of this Warrant, First Coastal shall secure the listing of such Shares upon any securities exchange or automated quotation system upon which First Coastal's Common Stock is listed for trading.

            1.9.3 First Coastal covenants that all Shares when issued upon the exercise of this Warrant will be validly issued, fully paid, non-assessable and free of preemptive rights.

2.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES PURCHASABLE UPON
      EXERCISE

      2.1 Stock Splits. If First Coastal at any time or from time to time after the issuance date of this Warrant effects a subdivision of the outstanding Common Stock, the Exercise Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares purchasable hereunder shall be proportionately increased, and conversely, if First Coastal at any time or from time to time after the issuance date of this Warrant combines the outstanding shares of Common Stock, the Exercise Price then in effect immediately before the combination shall be proportionately increased and the number of shares purchasable hereunder shall be proportionately decreased. Any adjustment under this subsection 2.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.

      2.2 Dividends and Distributions. In the event First Coastal at any time, or from time to time after the issuance date of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this subsection
2.2 as of the time of actual payment of such dividends or distributions.

      2.3 Recapitalization or Reclassification. If the Shares issuable upon the exercise of

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the Warrant are changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 2), then and in any such event each Holder shall have the right thereafter to exercise such Holder's Warrant as to the kind and amount of stock and/or other securities and property receivable upon such reclassification or other change, by the holder of the number of shares of Shares as to which such Warrant might have been exercised immediately prior to such reclassification or exchange, all subject to further adjustment as provided herein.

      2.4 Sale of First Coastal. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger or consolidation of First Coastal with or into another person, or the sale of all or substantially all of First Coastal's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of such Holder's Warrant, the number of shares of stock or other securities or property of First Coastal, or of the successor entity resulting from such merger or consolidation or sale, to which a holder of Shares deliverable upon exercise would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Section (including adjustment of the Exercise Price then in effect and number of shares purchasable upon exercise of the Warrants) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

      2.5 Observance of Duties. First Coastal will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by First Coastal but will at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

3.    REGISTRATION UNDER THE SECURITIES ACT OF 1933.

      3.1 Registration and Legends. This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise, in part or in whole, of this Warrant, the certificates representing the Shares shall bear the following legend:

      THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED AND SOLD UNLESS REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION APPLICABLE. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE MADE, NO ATTEMPTED SALE OR TRANSFER SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN DULY REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE OR BLUE SKY LAWS, OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

      3.2 No-Action Letter. First Coastal agrees that it shall be satisfied that no post-effective amendment or new registration is required for the public sale of the Shares if it shall be presented with a letter from the Staff of the Securities and Exchange Commission (the "Commission") stating in effect that, based upon stated facts which First Coastal shall have no reason to believe are not true in any material respect, the Staff will not recommend any action to the Commission if such shares are offered and sold without delivery of a prospectus, and that, therefore, no post-effective amendment to the Registration Statement under which such Shares are to be registered or new registration statement is required to be filed.

      3.3 Demand Registration Rights. Upon the Holder's demand, First Coastal shall register the Shares, file a new Registration Statement, and file all necessary undertakings with the Commission so as to permit the Holder, or any assignee of the Holder, the right to sell publicly the Shares issued on exercise of this Warrant on one occasion at any time within five (5) years from the date of this Warrant. First Coastal will bear all expenses attendant to registering the securities (subject to paragraph 3.5.5).

      3.4 Piggyback Registration Rights. In the event that the Holder does not exercise its right to demand that the Shares be registered, First Coastal agrees to include any appropriate Shares issuable upon exercise of the Warrants in any Registration Statement filed by First Coastal at any time within seven (7) years from the date of this Warrant (except for any registration statements on Forms S-4 or S-8 or similar forms).

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      3.5 Covenants Regarding Registration. In connection with any registration under Section 3.3 or 3.4 hereof, First Coastal covenants and agrees as follows:

            3.5.1 First Coastal will, within twenty (20) days after written request from the Holder, take all steps necessary to effectuate preparation and filing with the Commission of the registration statement as required by and in compliance with the Act.

            3.5.2 First Coastal shall keep such registration statement effective for the lesser of (a) one hundred twenty (120) days, or (b) the period of time in which the Holder has effected the distribution of the Holder's Shares. During such period First Coastal shall prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

            3.5.3 First Coastal shall notify the Holder at any time when a prospectus relating to the Shares is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

            3.5.4 First Coastal shall furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Shares owned by the Holder.

            3.5.5 First Coastal shall pay all costs, fees, and expenses in connection with new registration statements under Section 3.3 and Section
      3.4 hereof including, without limitation, First Coastal's legal and accounting fees, printing expenses and blue sky fees and expenses, except that First Coastal shall not pay for any of the following costs and expenses: (a) underwriting discounts and commissions allocable to the Shares, (b) state transfer taxes, (c) brokerage commissions, and (d) fees and expenses of counsel and accountants for the Holder.

            3.5.6 First Coastal will take all necessary action which may be required to qualify or register the Shares included in any registration statement or post-effective amendment or new registration statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the Holder, provided that First Coastal shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

            3.5.7 The Holder shall be entitled to pay the Exercise Price for the Shares purchasable upon the exercise of this Warrant out of the proceeds of any sale of the Shares purchasable upon its exercise.

      3.6   Indemnity.

            3.6.1 First Coastal shall indemnify and hold harmless each person registering securities pursuant to this Section 3 (the "Seller") and each underwriter, within the meaning of the Act, who may purchase from or sell for any Seller any of the Shares from and against any and all losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any supplemented prospectus under the Act included therein required to be filed or furnished by reason of this Section 3, or caused by any omission or alleged omission to state therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to First Coastal by such Seller or underwriter within the meaning of such Act; provided, however, that the indemnity agreement set forth in this Section
      3.6 with respect to any prospectus which shall be subsequently amended prior to the written confirmation of sale of any Shares shall not inure to the benefit of any Seller or underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased such Shares which are the subject thereof (or to the benefit of any person controlling such Seller or underwriter), if such Seller or underwriter failed to send or give a copy of the prospectus as amended to such person at or prior to the written confirmation of the sale of such Shares and if such amended prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such cause, claim, damage, or liability.

            3.6.2 Each Seller which avails itself of the procedures under this
      Section 3 shall indemnify and secure the agreement of any underwriter which the Seller employs to indemnify First Coastal, its directors, each officer signing the related post-effective amendment or registration statement and each person, if any, who controls First Coastal, within the meaning of the Act from and against any losses, claims, damages, and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any post-effective amendment or registration statement or any prospectus required to be filed or furnished by reason of this Section 3 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to First Coastal by any such Seller or underwriter expressly for use therein.

      3.7 Survival of Obligations. The agreements in this Section 3 shall continue in effect regardless of the exercise and surrender of this Warrant.

4.    OTHER MATTERS.

      4.1 Payment of Taxes. First Coastal will from time to time promptly pay, subject to the provisions of paragraph 1.2.4 hereof, all taxes and charges that may be imposed upon First Coastal in respect of the issuance or delivery of this Warrant or the Shares purchasable upon the exercise of this Warrant.

      4.2 Binding Effect. All the covenants and provisions of this Warrant by or for the benefit of First Coastal shall bind and inure to the benefit of its successors and assigns hereunder.

      4.3 Notices. Notices or demands pursuant to this Warrant to be given or made by the Holder to or on First Coastal shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, or facsimilie and addressed, until another address is designated in writing by First Coastal, as follows:

                  First Coastal Bancshares
                  275 Main Street
                  El Segundo, CA  90245

Notices to the Holder provided for in this Warrant shall be deemed given or made by First Coastal if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at his last known address as it shall appear on the books of First Coastal.

      4.4 Governing Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of California.

      4.5 Parties Bound and Benefitted. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than First Coastal and the Holder any right, remedy or claim under promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements contained in this Warrant shall be for the sole and exclusive benefit of First Coastal and its successors and of the Holder, its successors and, if permitted, its assignees.

      4.6 Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

      IN WITNESS WHEREOF, this Warrant has been duly executed by First Coastal under its corporate seal as of the [___] day of January [__], 1999.

                                       FIRST COASTAL BANCSHARES

                                       By:
                                           -------------------------------------
                                           Don M. Griffith
                                           Chairman, President and
                                           Chief Executive Officer

                            FIRST COASTAL BANCSHARES

                              Assignment of Warrant


      FOR VALUE RECEIVED, the Holder named below hereby sells, assigns and transfers unto ____________________________________________ the within Warrant and the rights represented thereby, and does hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer said Warrant on the books of First Coastal Bancshares, with full power of substitution.

Dated: _____________________


                                       Signed:
                                               ---------------------------------


Signature guaranteed:


-----------------------------------